THIS POOLED CERTIFICATE TRANSFER AGREEMENT (this "Agreement"), dated as of March 26, 1997, by and between Asset Investors Secured Financing Corporation, a Delaware corporation ("SPE") and Asset Investors Corporation, a Maryland corporation (the "Company "), recites and provides as follows:


                                    RECITALS

         WHEREAS, the Company owns certain mortgage certificates as set forth on Schedule A hereto (the "Pooled Certificates");

         WHEREAS, SPE is a wholly-owned subsidiary of the Company.

         WHEREAS, the Company desires to contribute its right, title and interest in and to the Pooled Certificates and other related assets (as provided herein) to the SPE pursuant to the terms hereof in exchange for all of the authorized and outstanding stock of the SPE;

         WHEREAS, the SPE and Wilmington Trust Company, as owner trustee, have entered into a Trust Agreement (the "Trust Agreement") dated as of March 26, 1997 creating Structured Mortgage Trust 1997-1 (the "Issuer");

         WHEREAS, pursuant to the Trust Agreement the SPE will, subsequent to the effectiveness of this Agreement, contribute all its right, title and interest in and to the Pooled Certificates to the Issuer;

         WHEREAS, contemporaneously with the contribution of the Pooled Certificates to the Issuer pursuant to the terms of the Trust Agreement, the Issuer will issue its Collateralized Notes, (the "Notes"), pursuant to an Indenture (the "Indenture"), dated as of March 26, 1997, between State Street Bank and Trust Company, as indenture trustee (the "Trustee") and the Issuer;

         WHEREAS, following the contribution of the Pooled Certificates to the Issuer, the Issuer intends to pledge such Pooled Certificates, and all of its rights thereunder to the Trustee to secure payments on the Notes;

         WHEREAS, contemporaneously with the issuance of the Notes, the Issuer will sell the Notes to Bear, Stearns & Co. Inc. (the "Initial Purchaser") under a Note Purchase Agreement, dated March 26, 1997, among the Company, the Issuer and the Initial Purchaser (the "Note Purchase Agreement"); and

         WHEREAS, capitalized terms used and not defined herein shall have the meanings assigned to them in the Indenture.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties herein made and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1.  Contribution and Transfer.

         (a) The Company hereby contributes, conveys, assigns and transfers, and the SPE hereby accepts in each case as of the Delivery Date, all of the Company's right, title and interest in and to the Pooled Certificates, having an aggregate outstanding principal balance as of the close of business on March 24, 1997 (except March 17, 1997 with respect to the PHH Pooled Certificates) (the "Pooled Certificate Information Date") of $221,120,946.00 and any and all payments that are paid on the Pooled Certificates during March 1997 which the Company has estimated at $1,613,876.00, (the "Cash Amount"); provided, however, that if the actual amount distributed on a Pooled Certificate in such month is less than the expected amount, the SPE shall request the Trustee promptly to remit the shortfall to the Company upon the Company's provision to the SPE, the Issuer and the Trustee, of reasonably satisfactory evidence thereof and;
provided, further, that if the amount actually distributed on the Pooled Certificates in such month exceeds the expected amount, the Company shall promptly remit such excess to the Trustee for deposit into the Payment Account.

         (b) The Company hereby contributes, conveys, assigns and transfers, and the Issuer hereby accepts, in each case as of the Delivery Date, all of the Company's right, title and interest in and to the list of certain limited indemnification, and reimbursement agreements associated with certain of the Pooled Certificates as set forth on Schedule B attached hereto and made a part hereof (the "Other Assets").

         (c) The contribution and transfer of the Pooled Certificates shall be effected by endorsement and delivery of the Pooled Certificates and delivery of the Cash Amount as provided in Section 3 hereof.

         SECTION 2. Distribution Rights. Subsequent to all transactions contemplated herein and in the Trust Agreement and the Indenture the Trustee, acting on behalf of the Holders of the Notes shall be entitled to all distributions, including distributions of interest, on the Pooled Certificates due after the Pooled Certificate Information Date. All available distributions, including interest, on the Pooled Certificates due on or before the Pooled Certificate Information Date shall belong to the Company.

         SECTION 3. Transfer of the Pooled Certificates and Endorsement of the Pooled Certificates. Following the contribution of the Pooled Certificates to the SPE by the Company, ownership thereof shall be vested in the SPE. The SPE hereby directs the Company to deliver to the Trustee as soon as possible prior to the Delivery Date the Pooled Certificates together with bond powers executed in favor of "STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE FOR SMT 1997-1" and any transferor documents and opinions of counsel required by the pooling and servicing agreements or other documents under which the Pooled Certificates were issued. Prior to the effectiveness of the contribution provided for, the Trustee shall hold the Pooled Certificates for the benefit of the Company. The Cash Amount shall be delivered on the Closing Date to the Trustee.

         SECTION 4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Issuer, as of the date of this Agreement or as of such other date as is specifically provided herein, as follows:

         (a) the Company acquired the Pooled Certificates and the Other Assets in the ordinary course of its business, in good faith, for value and without notice of any claim against or claim to any of the Pooled Certificates or the Other Assets on the part of any person;

         (b) the Company does not have any actual or constructive knowledge or notice of any ownership interest in the Pooled Certificates or the Other Assets that upon contribution of such to the SPE and transfer in accordance herewith will be adverse to the interests of the SPE hereunder, or of the Issuer under the Trust Agreement or the Trustee under the Indenture;

         (c) the Company is duly incorporated and validly existing and in good standing under the laws of Maryland and has the full power, authority and legal right to transfer and convey the Pooled Certificates and the Other Assets to the SPE and has the full power, authority (corporate and other) and legal right to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement;

         (d) the execution and delivery by the Company of this Agreement are within the legal power of and have been duly authorized by all necessary action on the part of the Company; neither the execution and delivery of this Agreement by the Company, nor the consummation by the Company of the transactions contemplated hereby, nor compliance by the Company with the provisions hereof, will (i) conflict with or result in a breach of, or constitute a default under, any of the provisions of the articles of incorporation or bylaws of, or any law, governmental rule or regulation, or any judgment, decree or order binding on, the Company or its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which it is a party or by which it is bound, or (ii) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument;

         (e) this Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency or other similar laws affecting creditors' rights generally from time to time in effect, and to general principles of equity;

         (f) no consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Company with this Agreement or the consummation by the Company of any other transaction contemplated hereby;

         (g) no certificate of an officer furnished pursuant hereto in writing to the SPE or the Issuer or the Trustee by the Company contains any untrue statement of a material fact, or omits a material fact necessary to make the certificate not misleading;

         (h) the Company has not dealt with any broker, investment banker, or agent or other person that may be entitled to any commission or compensation in connection with the sale of the Pooled Certificates or the Other Assets to the Issuer (other than the Initial Purchaser);

         (i) there is no litigation pending or, to the Company's knowledge, threatened against the Company, which would reasonably be expected to affect adversely the transfer of the Pooled Certificates or the Other Assets or the execution, delivery, performance or enforceability of this Agreement;

         (j) no default exists on the part of the Company, and no event has occurred which, with notice, lapse of time or both, would constitute a default on the part of the Company in the due performance and observance of any term, covenant or condition of any agreement to which the Company is a party or by which it is bound, which default would have a materially adverse effect on the Company's performance of this Agreement;

         (k) the transfer of the Pooled Certificates and the Other Assets to the Issuer will be classified as a contribution of assets to a wholly-owned subsidiary under generally accepted accounting principles on the books and records of the Company;

         (1) immediately prior to the transfer of the Pooled Certificates to the SPE, the Company will be the sole owner of, and will have good and marketable title to, the Pooled Certificates and the Other Assets, subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance or any such encumbrance will be discharged, and on the Closing Date, the Company shall duly and validly endorse the Pooled Certificates as described in Section 3 hereof and deliver the Pooled Certificates as described in Section 3 hereof, together with any other documents or certificates as may be required by this Agreement. Following the contribution of the Pooled Certificates to the SPE, the SPE will own such Pooled Certificates and the Other Assets free and clear of any prior lien, mortgage, security interest, pledge, charge or other encumbrance, subject to their subsequent transfer to the Issuer pursuant to the Trust Agreement and pledge of the Pooled Certificates to the Trustee pursuant to the Indenture.

         (m) the transfer, assignment and conveyance of the Pooled Certificates by the Company pursuant to this Agreement is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

         (n) the information set forth in Schedule A hereto is true and correct in all material respects as of the Pooled Certificate Information Date;

         (o) all conditions precedent and any restrictions upon the transfer of the Pooled Certificates and the Other Assets provided for in the Underlying Agreements have been satisfied and the transfer of the Pooled Certificates and the Other Assets to the Trustee will be complete upon the execution of the Indenture by the parties thereto and their delivery to the Trustee pursuant to the terms thereof (provided that transfer of registered ownership will only be complete after the Underlying Trustees have issued new Pooled Certificates registered in the name of the Trustee);

         (p) the Company intends to relinquish all ownership rights in the Pooled Certificates transferred pursuant to this Agreement; after the Closing Date, the Company will have no right to the Pooled Certificates and the Other Assets, and subject to Section 11, the Company will have no right or obligation to repurchase or substitute any Pooled Certificates or any of the Other Assets;

         (q) the Company's principal place of business and chief executive office are located in Denver, Colorado; and

         (r) the Company is not a "benefit plan investor" described in or subject to the Department of Labor Regulations set forth in 29 C.F.R. section 2510.3-101.

         SECTION 5. Covenants of the Company. The Company hereby covenants to the Issuer as follows:

         (a) simultaneously with the execution hereof, the Company shall deliver or cause to be delivered to the Issuer (i) an Opinion of Counsel, addressed to the Initial Purchaser, as to various corporate matters in form and substance satisfactory to the Issuer; and (ii) such other Opinions of Counsel as are required Moody's Investors Service, Inc. (the "Rating Agency") to facilitate the Rating Agency's issuance of the ratings on the Notes specified in the Note Purchase Agreement;

         (b) the Company hereby constitutes and appoints the SPE and its respective officers and representatives as the Company's true and lawful attorney-in-fact to execute and deliver all agreements, documents, instruments, and papers by and on behalf of the Company as may be necessary to consummate the transfer of the Pooled Certificates and the Other Assets to the SPE in accordance with the terms and subject to the conditions hereof and the offer, sale and delivery of all agreements, documents, instruments and papers required to be executed and delivered by the Company at the closing of the sale of the Notes; the foregoing grant of authority shall be deemed to be irrevocable and a power coupled with an interest as and to the extent contemplated by this Agreement;

         (c) the Company shall reflect and treat its transfer of the Pooled Certificates to the SPE as a transfer of its entire interest therein under generally accepted accounting principles; and

         (d) the Company will cooperate with the Trustee and perform all acts necessary to enable the Trustee to cause the Pooled Certificates to be registered in the name of the Trustee.

         SECTION 6. Representations, Warranties and Covenants of the SPE. As of the date of this Agreement, the SPE represents and warrants to the Company as follows:

         (a) the SPE has been duly organized and is validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing under the laws of each jurisdiction that requires such qualification wherein it conducts any material business;

         (b) the execution and delivery by the SPE of this Agreement are within the legal power of the SPE and have been duly authorized by all necessary action on the part of the SPE; neither the execution and delivery of this Agreement by the SPE, nor the consummation by the Issuer of the transactions contemplated hereby, nor compliance by the SPE with the provisions hereof, will (i) conflict with or result in a breach of, or constitute a default under, any of the provisions of the Issuer's trust agreement, or any law, governmental rule or regulation, or any judgment, decree or order binding on, the SPE or its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which it is a party or by which it is bound, or
(ii) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument;

         (c) this Agreement has been duly executed and delivered by the SPE and constitutes a legal, valid and binding agreement of the SPE, enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency or other similar laws affecting creditors' rights generally from time to time in effect, and to general principles of equity; and

         (d) no consent, approval, authorization or order of any court or governmental agency or body or official is required for the consummation by the Issuer of the transactions contemplated hereby, except such as have been obtained, and except such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Notes.

         SECTION 7. Further Assurances. Upon request from time to time, the Company shall execute and deliver all documents, make all truthful oaths, testify in any proceedings and do all other acts that may be reasonably necessary or desirable, in the reasonable opinion of the SPE, the Issuer or the Trustee, to carry out the terms of this Agreement to effect the transfer of the Pooled Certificates to the Issuer pursuant to the Trust Agreement, and to effect the pledge of the Pooled Certificates and the Other Assets by the Issuer to the Trustee pursuant to the Indenture.

         SECTION 8. Conditions to Obligations of the SPE. The obligation of the SPE hereunder to accept the contribution of the Pooled Certificates and the Other Assets is subject to:

         (a) the accuracy in all material respects of all of the representations and warranties of the Company under this Agreement and compliance in all material respects by the Company with all of its covenants and obligations under this Agreement;

         (b) receipt by the SPE of the following documents (collectively, the ("Closing Documents") in such forms as are agreed upon and acceptable to the Issuer, duly executed by all signatories other than the Issuer as required pursuant to the respective terms thereof:

                  (i) the execution and delivery of all documents described herein;

                  (ii) Opinions of Counsel for the Company as to various matters described in 5(a) hereof and such other Opinions of Counsel as are necessary in order to obtain the ratings set forth in Section 8(e) below, each of which shall be acceptable to the Issuer, its counsel, the Initial Purchaser, its counsel, and the Rating Agency (it being understood that such opinions shall expressly provide that the Trustee and the Rating Agency shall be entitled to rely on such Opinions of Counsel);

                  (iii)  a  Secretary's  certificate  of the  Company  as to its articles of incorporation, bylaws and resolutions authorizing the subject transaction, together with current certificates of good standing of the Company issued by the Secretary of State of the States of Maryland and Colorado;

         (c) except as otherwise provided herein, the Company shall have delivered to the Trustee, in escrow, all documents required to be delivered hereunder and shall have released its interest therein to the Issuer or its designee;

         (d) the simultaneous purchase by the Initial Purchaser of the Notes pursuant to the terms of the Note Purchase Agreement; and

         (e) the receipt of written confirmation from the Rating Agency that it has assigned the ratings to the Notes that are specified in the Note Purchase Agreement.

         SECTION 9. Conditions to Obligations of the Company. The obligation of the Company hereunder to transfer the Pooled Certificates is subject to:

         (a) the receipt by the Company on the date hereof of an opinion of Bartlit Beck Herman Palenchar & Scott as counsel to the SPE, addressed to the Initial Purchaser, that this Agreement has been duly authorized by all necessary action; and has been duly and validly executed and delivered; and constitutes a valid, legal and binding agreement of the SPE, enforceable against the SPE in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and, as to enforceability, to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law; and

         (b) satisfaction by the Issuer of all conditions of all purchase obligations under the Note Purchase Agreement.

         SECTION 10. Indemnification; Assignment of Claims. In the event the Company breaches its representations, warranties, covenants or obligations set forth herein in any material respect, the Company shall indemnify and hold harmless the Issuer from and against any loss, damages, penalties, fines, forfeiture, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, such breach. Promptly after receipt by the Issuer of notice of the commencement of any such action, the Issuer will, if a claim in respect thereof is to be made against the Company under this Section, notify the Company in writing of the commencement thereof, but the omission so to notify the Company will not relieve the Company from any liability hereunder unless such omission materially prejudices the rights of the Company. In case any such action is brought against the Issuer, and the Issuer notifies the Company of the commencement thereof, the Company will be entitled to participate therein, and to assume the defense thereof, with counsel reasonably satisfactory to the Issuer, and after notice from the Company to the Issuer of its election so to assume the defense thereof, the Company will not be liable to the Issuer under this Section for any legal or other expenses subsequently incurred by the Issuer in connection with the defense thereof other than reasonable costs of investigation.

         SECTION 11. Repurchase Obligation. It is understood and agreed that the representations and warranties set forth in Sections 4(b) and 4(1) herein shall survive delivery of the Pooled Certificates and the Other Assets to the Issuer and the further assignment to the Issuer and the Trustee, and shall inure to the benefit of the Issuer and the Trustee notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by a party hereto, the Issuer or the Trustee of a breach of any of the foregoing representations and warranties that materially and adversely affects the interests of the Holders, the party discovering such breach shall give prompt written notice to the other party hereto the Issuer, and the Trustee, whereupon the Company shall promptly take such action as is necessary to cure such breach. Within 90 days of its discovery or its receipt of notice of any breach of the representations and warranties contained in Sections 4(b) and 4(1) above, the Company shall cause such breach to be cured in all material respects or, in the event the Company is unable to cure such breach, the Company shall purchase the affected Pooled Certificate or other Asset at the purchase price provided for such purchase in the Indenture and reimburse the Issuer for any loss incurred by the Issuer as a result of such breach.

         The obligations of the Company set forth in this Section 11 with respect to a breach of a representation contained in Sections 4(b) and 4(1) hereof shall constitute the sole remedy respecting such breach available to the SPE, the Issuer, and pursuant to the Indenture, the Holders or the Trustee on behalf of the Holders.

         SECTION 12. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telex or telegraph and confirmed by a similar mailed writing, as follows:

         (a)      If to the SPE:

                  Asset Investors Secured Financing Corporation
                  c/o Asset Investors Corporation

                  3600 South Yosemite Street
                  Denver, Colorado  80237
                  Attention:  President

         (b)      If to the Company:

                  Asset Investors Corporation
                  3600 South Yosemite Street
                  Denver, Colorado  80237
                  Attention:  Kevin J. Nystrom

         Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice.

         SECTION 13. Severability of Provisions. Any part, provision, representation or warranty contained in this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining parts, provisions, representations or warranties hereof. Any part, provision, representation or warranty contained in this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining parts, provisions, representations or warranties hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

         SECTION 14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING ANY NEW YORK OR OTHER CONFLICT OF LAWS PROVISIONS TO THE CONTRARY.

         SECTION 15. Survival. Each of the Company and the SPE agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to have been relied upon by the Issuer or the Company, respectively, notwithstanding any investigation heretofore or hereafter made by the other party or on the other party's behalf, and that the representations, warranties and agreements made by the Company herein or in any such certificate or other instrument shall survive the delivery of and payment for the Pooled Certificates.

         SECTION 16. The Company hereby acknowledges that the SPE will contribute all its rights hereunder (except that the SPE will transfer and retain the SPE's rights under Sections 10 and 11 hereof) relating to the Pooled Certificates to the Issuer and the Issuer will subsequently pledge and assign all of its rights to the Trustee. The Company agrees that, upon the execution of the Trust Agreement and of the Indenture, the Trustee and the holders of the Notes will have such rights and remedies equal to those provided to the SPE hereunder, and that this Agreement will inure to the benefit of the Trustee and the holders of the Notes. The Trustee and the holders of the Notes shall constitute not only assignees of the SPE's and the Issuer's rights in accordance with this Section but also intended third party beneficiaries of this Agreement to the extent necessary to enforce such rights and to obtain the benefit of such remedies.

         SECTION 17.  Miscellaneous.

         (a) This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

         (b) Any person into which the Company may be merged or consolidated or any person resulting from a merger or consolidation involving the Company or any person succeeding to the business of the Company shall be considered the successor of the Company hereunder, without the further act or consent of either party.

         (c) This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof except for the Note Purchase Agreement as it is incorporated by reference in Section 2(a) hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         (d) The SPE shall immediately effect the redelivery of the Pooled Certificates, and any security interest deemed to be created by this Section 17 shall be released if, on the Delivery Date, each of the conditions set forth in
Section 8 hereof shall not have been satisfied or waived.

         (e) It is the express intent of the parties hereto that the conveyance of the Pooled Certificates by the Company to the SPE as contemplated by this
Agreement be construed as a contribution of the Pooled Certificates and the Other Assets by the Company to the SPE. Further, it is not the intention of the parties that such conveyances be deemed a pledge of the Pooled Certificates or the Other Assets by the Company to the SPE or any assignee of the SPE, including, but not limited to, the Issuer, the Trustee and the holders of the Notes, to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the Pooled Certificates or the Other Assets are held to continue to be property of the Company, then (i) this Agreement shall also be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and any other state as is necessary; (ii) the Company hereby grants to the SPE a security interest in all of the Company's right, title and interest in and to the Pooled Certificates and the Other Assets; (iii) the possession by the SPE or its agent of the Pooled Certificates and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to
Section 9-305 of the Uniform Commercial Code of the Commonwealth of Massachusetts and the State of Colorado; and (iv) notifications to, and acknowledgments, receipts or confirmations from, persons holding such property shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Issuer for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Issuer pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby. The Company and the SPE shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Pooled Certificates or the Other Assets, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement, in the Trust Agreement and the Indenture.

         IN WITNESS WHEREOF, Asset Investors Secured Financing Corporation and Asset Investors Corporation have caused their names to be signed to this Pooled Certificate Transfer Agreement by their respective officers thereunto duly authorized as of the first date above written.

                            ASSET INVESTORS SECURED FINANCING
                                          CORPORATION

                            By:  /s/ Leslie B. Fox
                               ---------------------------------------
                               Name:  Leslie B. Fox
                               Title:  President

                            ASSET INVESTORS CORPORATION



                            By:  /s/ Leslie B. Fox
                               ---------------------------------------
                               Name:  Leslie B. Fox
                               Title:  President and Chief Operating Officer